Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.298-7500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2017 through
                              December 31, 2017


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2017


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                           1-2

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                            3

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      4
  Schedule of Investments                                5-9
  Statement of Operations                                 10
  Statements of Changes in Net Assets                     11
  Statement of Cash Flows                                 12
  Notes to Financial Statements                        13-23
  Financial Highlights                                    24

PROXY VOTING POLICIES,DIVIDEND REINVESTMENT PLAN
AND TAX INFORMATION (UNAUDITED)                           25

FUND EXPENSES (UNAUDITED)                                 26

INVESTMENT ADVISORY AGREEMENT APPROVAL
(UNAUDITED)                                               27

DIRECTORS AND OFFICERS (UNAUDITED)                        28

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Periods Ended December 31, 2017

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, five year, ten year and fifteen year periods ended December 31, 2017. As illustrated in the graph, during this period the Fund's return was +12.71%, +3.28%, +4.37% and +8.80%, respectively, while the return of the S&P 500 was +21.82%, +15.78%, +8.49% and +9.92%,
respectively,the return of the Russell 2000 Index was +14.63%, +14.11%, +8.71% and +11.16%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +3.54%, +2.10%, +4.01% and +4.15%, respectively.

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the period January 1, 1999 through December 31, 2017. As illustrated in the graph,during this period the Fund's cumulative return was +324.71%, while the return of the S&P 500 was +199.52%, the return of the Russell 2000 Index was +362.54% and the return of the Barclays
Capital U.S. Aggregate Bond Index was +141.69%.

The returns for the Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses.The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of (the "Fund"), including the schedule of investments as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

February 26, 2018

We have served as the auditor of one or more Zazove investment companies since 2002.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS

Investments, at fair value
(cost $58,920,010)                                $  57,328,787
Cash and cash equivalents, at fair value
(cost $6,023)                                             6,023
Receivables:
  Interest                                              209,280
  Dividends                                              13,636
 Other Assets                                             1,005

     Total assets                                    57,558,731


LIABILITIES

Payables:
  Capital shares redeemed                             1,631,278
  Securities sold short,at fair value
    (proceeds $1,020,797)                               977,049
  Due to Broker                                         522,358
  Transfer agency fees                                    7,125
  Custody fees                                              650
  Professional fees                                      49,714
  Securities purchased                                   27,629

     Total liabilities                                3,215,803

NET ASSETS                                        $  54,342,928

Net Assets consist of:
  Common stock ($.01 par value; 25,000,000 shares      $ 28,975
  authorized;2,897,454 shares issued and outstanding)
  Paid-in surplus                                    57,204,623
  Accumulated net realized loss on investments
  and securities sold short                          (1,335,572)
  Accumulated  net investment loss                       (7,623)
  Net unrealized depreciation on investments
  and securities sold short                          (1,547,475)

NET ASSETS                                           54,342,928

NET ASSET VALUE PER SHARE
 (based on 2,897,454 shares outstanding)	         $18.76


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2017

                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 105%

Convertible Preferred Stock - 11%
United States - 11%


Affiliated Managers Group,Inc. 5.150%        20,320   1,305,560
   Due 10-15-37
Bunge Limited 4.875%			     18,800   1,962,250
Cowen Group, Inc. 5.625%                      1,020     830,025
Iridium Communications 7.000%                 3,800     501,125
Schulman (A.) Inc. 6.000%                     1,250   1,185,337

Total Convertible Preferred Stock (cost $5,329,177)   5,784,297

Convertible Bonds - 84%

Cayman Island-2%
Theravance Biopharma 3.250%
  Due 11-01-23                               750,000    823,125

China- 3%
Ctrip.com International, Ltd. 1.990%
  Due 07-01-25                               980,000  1,096,424
Weibo (144A) 1.250%
  Due 11-15-22 (b)                           280,000    308,182

           Total China                                1,404,606
France-1%
Cie Generale des Establissments Michelin
  (Reg s)0.000% Due 01-10-22 (c)(e)          400,000    427,000

Ghana -0%
Tullow Oil Jersey Ltd. (Reg S) 6.625%
  Due 07-12-21 (e)                           200,000    247,750

Germany-4%
Siemens AG 1.650%                          2,000,000  2,342,000
   Due 08-16-19

Mexico-2%
Cemex SAB de SV 3.750%                     1,010,000  1,030,806
  Due 03-15-18

United Kingdom-0%
Janus Capital Group, Inc.                    158,000    270,085
  0.750% Due 07-15-18

United States - 72%
Air Lease Corporation 3.875%                 400,000    669,000
   Due 12-01-18
Air Transport Services Group (144A)          600,000    618,750
   1.125%  Due 10-15-24 (b)
Altaba 0.000%                                400,000    539,260
   Due 12-01-18 (c)
Amyris 6.500%                              1,200,000    870,000
   Due 05-15-19
Arconic, Inc. 1.625%                       1,550,000  1,775,649
   Due 10-15-19 (d)
Atlas Air Worldwide Holdings 1.875%          715,000    844,594
   Due 06-01-24
BioMarin Pharmaceutical, Inc. 1.500%         410,000    486,875
   Due 10-15-20
BioMarin Pharmaceutical, Inc. 0.599%         360,000    359,590
   Due 08-01-24
Carriage Services 2.750%                     690,000    862,500
   Due 03-15-21
Chesapeake Energy Corporation (144A)         135,000    123,309
   5.500% Due 09-15-26 (b)
Ciena Corporation 3.750%                     440,000    515,350
   Due 10-15-18
Ciena Corporation 4.000%                     175,000    229,250
   Due 12-15-20
Citrix Systems, Inc 0.500%                   615,000    797,734
   Due 04-15-19 (d)
Clovis Oncology, Inc. 2.500%                 555,000    751,857
   Due 09-15-21
Corenergy Infrastructure Trust               600,000    718,500
   7.000% Due 06-15-20 (d)
Dycom Industries, Inc. 0.750%                470,000    613,938
   Due 09-15-21 (d)
Euronet Worldwide, Inc. 1.500%               950,000  1,172,347
   Due 10-01-44
Flexion Therapeutics (144A) 3.375%         1,200,000  1,461,000
   Due 05-01-24 (b)
Global Brokerage, Inc. 2.250%              1,280,000    576,000
   Due 06-15-18 (a)
Global Eagle Entertainment, Inc. 2.750%      225,000    129,375
   Due 02-15-35
Green Plains 4.125%                          950,000    895,969
   Due 09-01-22
Greenbrier Companies 2.875%                  950,000  1,133,445
   Due 02-01-24
Harmonic, Inc. 4.000%                      1,210,000  1,219,680
   Due 12-01-20 (d)
Horizon Global 2.750%                        320,000    305,800
   Due 07-01-22
InterDigital, Inc. 1.500%                    890,000  1,064,084
   Due 03-01-20
Jazz Investments I (144A)1.500%              800,000    754,790
   Due 08-15-24 (b)
Johnson & Johnson                            420,000    806,892
   0.000% Due 07-28-20 (c)
Liberty Interactive, LLC (144A) 1.750%       840,000    917,754
   Due 09-30-46 (b)
Liberty Media 2.250%                         300,000    313,313
   Due 09-30-46
Liberty Media Corporation 1.375%           1,760,000  2,022,900
   Due 10-15-23
Lumentum Holdings (144A) 0.250%              430,000    479,082
   Due 03-15-24 (b)
Medicines Company 2.750%                     800,000    736,400
   Due 07-15-23
Microchip Technology, Inc. (144A)          1,100,000  1,292,500
   1.625% Due 02-15-27 (b)(d)
Molina Healthcare, Inc. 1.625%               520,000    715,325
   Due 08-15-44
NantHealth 5.500%                          1,130,000    838,591
   Due 12-15-21
Neurocrine Biosciences (144A) 2.250%         620,000    795,150
   Due 05-15-24 (b)
Oasis Petroleum 2.625%                       820,000    877,892
   Due 09-15-23
Palo Alto Networks, Inc 0.000%               520,000    712,885
   Due 07-01-19 (c)
Pernix Therapeutics Holdings                 530,000    219,950
   4.250% Due 04-01-21
PRA Group, Inc.(144A) 3.500%                 750,000    531,007
   Due 06-01-23 (b)
Priceline.com 0.350%                         730,000  1,008,349
   Due 06-15-20
Priceline.com 0.900%                         386,000    455,654
   Due 09-15-21 (d)
Quotient Technology (144A) 1.750%            190,000    186,447
   Due 12-01-22 (b)
Restoration Hardware Holdings Inc.(144A)   1,050,000  1,022,438
   0.000% Due 07-15-20 (b)(c)(d)
RPM International, Inc. 2.250%               460,000    535,348
   Due 12-15-20
ServiceNow, Inc.(144A) 0.000%                600,000    687,163
   Due 06-01-22 (b)(c)
Synaptics (144A) 0.500%                       90,000     82,631
   Due 06-15-22 (b)
TerraVia Holdings 6.000%                     180,000     22,050
   Due 02-01-18(a)
TerraVia Holdings 5.000%                     690,000     84,525
   Due 10-01-19(a)
Trinity Industries, Inc. 3.875%              590,000    930,356
   Due 06-01-36 (d)
Vitamin Shoppe, Inc. 2.250%                1,550,000    998,781
   Due 12-01-20
wayfair (144A) 0.375%                        450,000    472,073
   Due 09-01-22 (b)
Workday, Inc. 1.500%                         420,000    576,712
   Due 07-15-20
Workday, Inc.(144A) 0.250%                   500,000    495,613
   Due 10-01-22 (b)
World Wrestling Entertainment (144A)         300,000    414,000
   3.375% Due 12-15-23 (b)
Zillow 2.000% Due 12-01-21                   520,000    568,100


        Total United States                          39,342,527

Total Convertible Bonds (cost $43,804,512)           45,887,899


Corporate Bonds - 2%
United States - 2%
Cumulus Media Holdings 7.750%              6,350,000  1,206,500
   Due 05-01-19 (a)

Total Corporate Bonds (cost $1,260,330)               1,206,500

Common Stock - 7%
Bahamas-2%
Vedanta Resources                            212,493  1,155,968

China-0%
Emerald Plantation Holdings (c)              180,362     19,840

United States - 5%
Cinedigm Corp                                 39,311     58,967
Cumulus Media, Inc. (c)                      204,759     15,357
Emmis Communication (c)                      206,500    726,880
School Specialty, Inc. (c)                    47,439    789,859
Urban One, Inc (c)                           680,000  1,207,000

      Total United States                             2,798,063

      Total Common Stock (cost $8,147,350)            3,973,871


WARRANTS - 1%
United States - 1%
Ashland Global Holdings, Inc.,
   $1,000 strike price,expire 03-31-29 (c)    2,260      26,141
Hostess Brands, $11.50 strike price,        178,300     415,439
   expire 11-14-21 (c)

      Total Warrants(cost $369,774)                     441,580

Escrow-0%
China-0%
Sino Forest Corpotation escrow (c)        1,180,000       3,687

Georgia-0%
MIG LLC escrow                            5,158,766      30,953

     Total Escrow (cost $8,867)                          34,640

TOTAL INVESTMENTS (cost $58,920,010)                 57,328,787

SECURITIES SOLD SHORT - (2%)
Common Stock - (2%)
United States - (2%)
Corenergy Infrastructure Trust               (13,600)  (519,520)
Horizon Global                                (6,019)   (84,386)
Iridium Communications, Inc                  (10,250)  (120,950)
Pernix Therapeutics Holdings                 (29,000)   (69,600)
Restoration Hardware Holdings, Inc.           (2,118)  (182,593)

Total Common Stock (proceeds $1,020,797)               (977,049)

TOTAL SECURITIES SOLD SHORT (proceeds $1,020,797)     $(977,049)



(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2017.

See notes to financial statements.             (concluded)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017



INVESTMENT INCOME:
  Interest                                             $292,326
  Dividends                                             437,779
  Other                                                  37,460

      Total investment income                           767,565

EXPENSES:
   Custody Fees                                          12,889
   Director Fees                                         18,000
   Insurance expense                                      4,931
   Management fees                                      927,221
   Margin Interest                                      107,408
   Professional fees                                     80,166
   Transfer agency fees                                 110,314
   Dividend expense                                      58,161
   Other                                                 23,754

        Total expenses                                1,342,844


NET INVESTMENT LOSS                                    (575,279)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    2,000,322
  Net realized loss on securities sold short           (394,875)
  Net change in unrealized appreciation
  of investments and securities sold short            5,603,628

     Net realized and unrealized gain from            7,209,075
     investments and securities sold short


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $6,633,796


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2017 AND 2016


NET INCREASE IN NET ASSETS	              2017         2016
RESULTING FROM:

OPERATIONS:
Net investment loss                      $(575,279)   $(107,843)
Net realized (loss) gain on investments  1,605,447    1,117,754
   and securities sold short
Net change in unrealized appreciation    5,603,628    7,320,123
    of investments and securities
    sold short

Net increase in net assets               6,633,796    6,094,526
  resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                  (7,244)    (422,825)
From net capital gains                           0            0
Return of capital                         (141,559)           0

Net decrease in net assets resulting from (148,803)    (422,825)
   distributions to shareholders

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                  508,394      926,124
Reinvestment of distributions              144,101      411,977
Payments for shares redeemed            (6,619,804)  (5,340,494)

Net decrease in net                     (5,967,309)  (4,002,393)
 assets resulting from capital
 share transactions

NET INCREASE IN NET ASSETS                 517,684    1,669,308

NET ASSETS - Beginning of the year      53,825,244  $52,155,936

NET ASSETS - End of year               $54,342,928  $53,825,244

ACCUMULATED NET INVESTEMENT LOSS           $(7,623)   $(632,406)

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2017


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from          $6,633,796
  operations
  Adjustments to reconcile net
  increase in net assets resulting from
  operations to net cash provided
  by operating activities:
    Net change in unrealized appreciation            (5,603,628)
        of investments and securities sold short
    Net realized gain on investments and securities  (1,605,447)
        sold short
    Net amortization and accretion                      672,298
    Purchases of investment securities              (72,222,623)
    Proceeds from sale of investment securities      78,865,801
    Purchases of securities sold short               (6,847,761)
    Proceeds from sale of securities sold short       4,089,707
    Changes in assets and liabilities:
      Decrease in receivables                            30,747
      Decrease in other assets                               10
      Increase in due to broker                         522,358
      Decrease in payables                               (3,286)

           Net cash provided by operating activities  4,531,972

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                             392,645
  Payments for shares redeemed                       (6,066,963)
  Payments for distributions to shareholders             (4,702)


           Net cash used in financing activities     (5,679,020)

NET DECREASE IN CASH AND CASH EQUIVALENTS            (1,147,048)

CASH AND CASH EQUIVALENTS - Beginning of year         1,153,071

CASH AND CASH EQUIVALENTS - End of year                  $6,023

SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION:
  Cash paid during the period for interest           $  107,408


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2017


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in United States dollars. The Fund is an investment company and follows accounting and reporting guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946, Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models, enterprise valuation analysis, comparable security analysis and conversion value.


Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian in the amount of $6,023.
Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. In addition, the Fund has established an account with a prime broker (Citigroup) for the purpose of purchasing securities on margin.
At December 31, 2017, the Fund had a margin account balance in the amount of $(522,358) for securities purchased on margin, which is included in due to broker on the statement of assets and liabilities. The Fund pledges sufficient cash and securities as collateral for the margin account, if any, held by the custodian. As the valuation of such securities fluctuates, the Fund may be required to pledge additional securities as collateral.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected maturity of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

New Accounting Pronouncement-In November 2016, FASB issued Accounting Standards Update No. 2016-18, Restricted Cash
("ASU 2016-18"). ASU 2016-18 amends Accounting Standards Codification 230, Statement of Cash Flows, to require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and the amounts generally described as restricted cash. Therefore, amounts generally described as restricted cash should be included with cash and cash equivalents when recording the beginning of year and end of year amounts shown in the statement of cash flows. Amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Fund elected to early adopt ASU 2016-18 for the year ended December 31, 2016. As a result, all cash, cash equivalents and cash collateral is recorded in the ending balance on the statement of cash flows.


3.   FAIR VALUE MEASUREMENTS

FASB ASC Topic 820, Fair Value Measurement ("Topic 820"), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments as of December 31, 2017:

                     Level1      Level2      Level3      Total
Convertible
Preferred Stock          $0  $5,784,297          $0  $5,784,297
Convertible Bonds         0  45,887,899           0  45,887,899
Corporate Bonds           0   1,206,500           0   1,206,500
Common Stock        801,204   2,016,699   1,155,968   3,973,871
Warrants            415,439           0      26,141     441,580
Escrow                    0           0      34,640      34,640

Total
Investments      $1,216,643 $54,895,395  $1,216,749 $57,328,787

The following table summarizes the Fund's common stock industry concentrations as of December 31, 2017:

                       Level1    Level2      Level3       Total
Cable & Satellite TV $742,237        $0          $0    $742,237
Forestry & Paper            0    19,840           0      19,840
Media Content               0 1,207,000           0   1,207,000
Metals/Mining
  Excluding Steel           0         0   1,155,968   1,155,968
Software/Services      58,967         0           0      58,967
Specialty Retail            0   789,859           0     789,859


Total Common Stock   $801,204 $2,016,699  $1,155,968 $3,973,871

The following table summarizes the inputs used to value the Fund's securities sold short as of December 31, 2017:


                     Level1    Level2   Level3     Total
Common Stock
Auto Parts &
 Equipment          $84,386       $0        $0    $84,386
Gas Distribution    519,520        0         0    519,520
Pharmaceuticals      69,600        0         0     69,600
Retail-Specialty    182,593        0         0    182,593
Telcom-Satellite    120,950        0         0    120,950

Total securities
  sold short       $977,049       $0        $0   $977,049



The following is a reconcilation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                  Corporate       Common
                                    Bonds          Stock
Balance as of
  December 31, 2016             $1,547,630      $882,128
Realized gain(loss)             (2,850,227)            0
Net change in appreciation      2,755,881        111,340
   (depreciation)
Purchases                                0       162,500
Sales/return of capital         (1,453,284)            0
Transfers into Level 3                   0             0
Transfers out of Level 3                 0             0

Balance as of
  December 31, 2017                     $0    $1,155,968



                                  Warrants        Escrow
Balance as of
  December 31, 2017                 $9,975       $ 2,950
Realized gain                            0             0
Net change in appreciation          16,166        31,690
   (depreciation)
Purchases                                0             0
Sales/return of capital                  0             0
Transfers into Level 3                   0             0
Transfers out of Level 3                 0             0

Balance as of
  December 31, 2017                $26,141       $34,640


For the year ended December 31, 2017, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:

  Common
  Stock      Warrants     Escrow
$111,340     $16,166     $31,690


The Fund's policy is to recognize transfers between Levels at the end of the reporting period. For the year ended December 31, 2017, there were no transfers between Levels 1 and 2 or 3 investments.

Topic 820 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity and quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of December 31, 2017. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		 Fair Value at    Valuation   Unobservable Amount/
Description    December 31, 2017  Technique    Inputs       Range

Assets:
Common Stock    $1,155,968     Discount to     Liquidity    50%
                                comparable     Discount
                                securities

Warrant            $26,141     Discount to     Liquidity    50%
                                Black-sholes   Discount
                               pricing model
Escrow             $34,640     Broker quote


The significant unobservable input used in the fair value measurement of the Fund's Level 3 common stock and warrants is a liquidity discount. A significant and reasonable increase or decrease in the unobservable inputs for any of these Level 3 investments would result in a significant decrease or increase in the fair value measurement.

The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in footnote 2.



4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC Topic 815,
Derivatives and Hedging ("Topic 815"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the year ended December 31, 2017, the Fund held warrants which are considered derivative instruments under Topic
815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. The fair value of warrants as of December 31, 2017 was $441,580 and is included in investments on the statement of assets and liabilities.

During the year ended December 31, 2017, the Fund held call options which are considered derivative instruments under Topic 815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. The Fund did not hold any call options as of December 31, 2017.

During the year ended December 31, 2017, the Fund held put options which are considered derivative instruments under Topic 815. Put options are an agreement that gives the Fund the right (but not the obligation) to sell a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of put options. The Fund did not hold any put options as of December 31, 2017.

Realized gains and losses on derivative instruments are included in net realized gain on investments on the statement of operations. Change in unrealized appreciation (depreciation) on derivative instruments is included in net change in unrealized appreciation of investments and securities sold short on the statement of operations. The following table summarizes the net realized gain
(loss) and net change in unrealized appreciation (depreciation) on derivative instruments for the year ended December 31, 2017:

                                       Change in Net
                 Net Realized       Unrealized Appreciation
Derivative        Gain (loss)         (Depreciation)
Warrants          $(1,123,431             $1,806,181
Call Options           23,940                      0
Put Options          (700,521)               531,663
                   $1,800,012              2,337,844


The following table summarizes transactions in derivative contracts for the year ended December 31, 2017:

                                    Call        Put
                       Warrants   Options     Options
Held as of
 December 31, 2016   1,042,440        0        475
Purchased              178,300      265        320
Sold/exercised      (1,040,180)    (265)      (795)

Held as of
 December 31,2017      180,560       0          0

FASB ASU No. 2011-11, Balance Sheet (Topic 210):
Disclosures about Offsetting Assets and Liabilities
("ASU 2011-11"), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and
Liabilities ("ASU 2013-01"), clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
As of and for the year ended December 31, 2017, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.



5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be tracked as subscriptions received in advance until the beginning of the following month, at which time shares will be issued and the subscription will be recorded as a component of net assets.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On November 15, 2017, the Fund offered to repurchase shares as of December 31, 2017, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during 2017.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding        2017             2016

Shares sold                        29,269             60,449
Shares issued from reinvestment     7,815             25,151
of distributions
Shares redeemed                  (365,476)          (352,666)

Net (decrease) increase          (328,392)          (267,066)

Shares outstanding at the
beginning of year               3,225,846          3,492,912

Shares outstanding at the
end of the year                 2,897,454          3,225,846


6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                       Net Assets
                                        in Excess
                                      of $20,000,000  Net Assets
                First $20,000,000       up to       in Excess of
 Net Assets       in Net Assets       $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2017, certain employees and affiliates of the Investment Advisor held 13.60% of the outstanding shares of the Fund.

Transactions with related parties were conducted on terms equivalent to those prevailing in an arm's length trancaction.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received $6,000 for their service to the Fund during 2017.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES

FASB ASC Topic 740, Income Taxes ("Topic 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2014 - 2017 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.
Book to tax differences are primarily attributable to tax rules regarding contingent payment debt instruments and market discount bonds. To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain (loss) on investments and accumulated net investment income (loss). Accordingly, at December 31, 2017, reclassifications were recorded to decrease accumulated undistributed net investment loss by $1,207,306, increase accumulated net realized losses on investments and securities sold short by $1,167,568 and decrease paid-in surplus by $39,738.

At December 31, 2017, the Fund had no undistributed ordinary income, undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

The Regulated Investment Company Modernization Act of
2010 allows capital losses to be carried forward for an unlimited period and to retain their character as either short term or long-term. At December 31, 2017, the Fund had a long-term capital loss carryforward of $1,335,573.

At December 31, 2017, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:




  Cost of investments on Statement of Assets
  and Liabilities                                $58,920,010

  Amortization and accretion cost adjustments
  not included in tax cost basis                    (191,678)

  Contingent payment debt instrument cost
  adjustments for tax purposes                       169,525

  Original issue discount cost adjustment
  for tax purposes                                    29,032

  Cost of investments for tax purposes           $58,926,889

  Proceeds of securities sold short on             1,020,797
  Statement of Assets and Liabilities

  Gross tax unrealized appreciation                5,078,918
  Gross tax unrealized depreciation               (6,633,272)

  Net tax unrealized depreciation on investments $(1,554,354)


8. DISTRIBUTIONS TO SHAREHOLDERS

On August 7, 2017, the Fund's directors declared a dividend payable December 1, 2017 to shareholders of record on November 16, 2017. The December 1, 2017 dividend payment was
$0.05 per share.

The character of distributions paid during the years ended
December 31, 2017 and 2016 for federal income tax purposes were as follows.

                              2017                2016
Distributions paid from net
investment income and
short-term capital gains       $7,244          $422,825
Distributions paid from
long term capital gains             0                 0
Return of Capital             141,559                 0
Total distributions paid     $148,803          $422,825


9.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments were $79,023,749 and $82,955,508, respectively. There were no purchases or sales of long-term U.S. government securities.

10.   OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At December 31, 2017, the Fund's investments by industry concentrations (as a percentage of net assets) were as follows:


Software/Services                      13.7%
Pharmaceuticals                         9.1%
Media Content                           6.7%
Specialty Retail                        6.0%
Diversified Capital Goods               6.0%
Tech Hardware & Equipment               5.8%
Metals/Mining Excluding Steel           5.4%
Food - Wholesale                        4.6%
Electronics                             4.5%
Medical Products                        4.2%
Cable & Satellite TV                    3.4%
Integrated Energy                       3.2%
Investments & Misc Financial Services	2.9%
Building Materials                      2.9%
Media - Diversified                     2.9%
Brokerage                               2.6%
Energy - Exploration & Production	2.3%
Chemicals                               2.2%
Cons/Comm/Lease Financing               2.2%
Support-Services                        2.2%
Machinery                               2.1%
Health Services                         1.6%
Air Transportation                      1.6%
Auto Parts & Equipment                  1.3%
Gas Distribution                        1.3%
Managed Care                            1.3%
Trucking & Delivery                     1.1%
Building & Construction                 1.1%
Telecom - Satellite                     0.9%
Advertising                             0.3%
Forestry/Paper                          0.0%

At December 31, 2017, the Fund's securities sold short by industry concentrations
(as a percentage of net assets) were as follows:


Gas Distribution                      -1.0%
Retail - Specialty                    -0.3%
Telecom - Satellite                   -0.2%
Auto Parts & Equipment                -0.2%
Pharmaceuticals                       -0.1%



11.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has valuated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *
ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Five-Year Period Ended December 31, 2017


                         2017     2016       2015      2014    2013
Net Asset Value-
 Beginning of Year     $16.69   $14.93     $19.07    $20.55  $19.18

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
  income(loss)(a)       (0.18)   (0.03)      0.04      0.09    0.16
Net realized and
 unrealized gains or
 losses on investments   2.30     1.92      (3.66)    (0.55)   3.09
Total from investment
 operations
            2.12     1.89      (3.62)    (0.46)   3.25
Less distributions
to shareholders:
From net investment
income and short term
capital gains           (0.00)*  (0.13)     (0.52)    (0.02)  (0.59)
From net
capital gains            0.00     0.00       0.00     (0.96)  (1.29)
Return of capital       (0.05)    0.00       0.00     (0.04)   0.00

Total distributions
to shareholders         (0.05)   (0.13)     (0.52)    (1.02)  (1.88)
Net Asset Value-
 End of year           $18.76    16.69     $14.93    $19.07  $20.55

TOTAL RETURN(b)         12.71%   12.68%    (19.11)%   (2.27)% 17.02%


RATIOS/SUPPLEMENTAL DATA:
Net assets-
end of year       $54,342,928 $53,825,244 $52,155,936 $73,133,892 $74,147,676
Ratio of expenses
to average net
assets(c)              2.42%        2.18%     2.27%       2.20%     2.33%
Ratio of net
investment income
(loss)to average
net assets             (1.04)%      (0.21)%     0.20%       0.44%     0.75%
Portfolio turnover
rate                    132%         126%       89%         81%      100%

(a) Net investment income(loss) allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 2.22%,2.09%, 2.01%,1.85%, and 1.96%, ,for the years ended December 31, 2017, 2016, 2015, 2014,and 2013, respectively. (*)Distributions is less than $0.005 per share.
See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gain distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

TAX INFORMATION (UNAUDITED)

For corporate shareholders, 100.00% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the Year ended December 31, 2017, 100.00% of the dividends paid from net investment income from the Fund is designated as qualified dividend income.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

FUND EXPENSES (UNAUDITED)

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2017 to December 31, 2017 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2017 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,061.56
Expenses Paid During Period*                $   11.96
Annualized Expense Ratio                         2.30%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2017 to December 31, 2017 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, your costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,013.60
Expenses Paid During Period*                $   11.68
Annualized Expense Ratio                         2.30%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL (Unaudited)

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent Directors.

On December 13, 2017, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the Investment Advisor. The Directors discussed with the Investment Advisor the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the Investment Advisor support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the Investment Advisor the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns. The Directors discussed with the Investment
Advisor the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisory fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the Investment Advisor utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the Investment Advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS (UNAUDITED)
                                                       Number of
Name, Address  Position(s)Term of office  Principal    Portfolios  Other
and Age        held with  and Length      Occupation(s)in Fund     Director-
               the fund   of Time Served                  Complex  ships
                                                          Overseen Held by
                                                          by       Director
                                                          Director


Gene T. Pretti Director   Indefinite CEO and Sr.        N/A     N/A
1001 Tahoe BlvdPresident  24 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 56

Steven M.      Secretary  22 years    COO and Legal      N/A    N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd., Suite 310
Northbrook, IL 60062
Age: 56

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              24 years   Optimum Investment Advisors
1201 Cromwell Ct.
Alpharetta, GA 30022
Age: 74

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         22 years   The Clifton Group
Suite 327
Edina, MN 55435
Age: 57

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   24 years   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 54




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             235 W. Galena Street
                               Milwaukee, WI  53212


Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2016  $34,500
    Audit Fees for the year ended December 31, 2017  $35,500

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2016 $0.00 Audit-Related Fees for the year ended December 31, 2017 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2016  $13,800
    Tax Fees for the year ended December 31, 2017  $14,214
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2016  $0.00
    All Other Fees for the year ended December 31, 2017  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2016 and December 31, 2017 were $13,800 and
    $14,214, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2016 and December 31, 2017 were $21,885 and $18,950, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $46.1 million
Other Accounts                            83         $2.8 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1            $30.2 million
Other Accounts                        31            $995.2 million

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         60294    	$17.33	          *             *

April          -0-

May            -0-

June          88,316     $17.72          *             *

July           -0-

August         -0-

September     129,911     $18.31          *             *

October        -0-

November       -0-

December      86,955 	 $18.76          *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2014. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 27, 2018


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 27, 2018